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                          AMENDMENT TO PROMISSORY NOTE

    This Amendment to Promissory Note (this "Amendment") is entered into as of this 21st day of July, 1996 by and between Cubist Pharmaceuticals, Inc., a Delaware Corporation, (the "Payee") and Scott M. Rocklage (the "Maker").

    This Amendment is attached to and made a part of that certain Secured Promissory Note, dated as of July 21, 1994 (the "Promissory Note"), in the principal amount of One Hundred Thirty-One Thousand Six Hundred Eighty-Five Dollars ($131,685.00) made payable by the Maker to the Payee.

    WHEREAS, the Maker and the Payee wish to amend the Promissory Note.

    NOW, THEREFORE, for the sum of ten and 00/100 Dollars ($10.00) and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Maker and Payee hereby amend the Promissory Note as follows:

    The date "July 21, 1996" appearing in the fifth line of the first paragraph immediately prior to the words "(the "Maturity Date")" is hereby deleted and replaced with the date "July 21, 1997".

    EXCEPT AS SPECIFICALLY AMENDED BY THIS AMENDMENT, THE PROMISSORY NOTE REMAINS UNMODIFIED AND IN FULL FORCE AND EFFECT ACCORDING TO ITS TERMS.

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    IN WITNESS WHEREOF, the undersigned have executed this Amendment as a sealed instrument as of the date first above written.


                                         MAKER:


WITNESS: -----------------------         ----------------------------
                                         Scott M. Rocklage


                                         PAYEE:

                                         Cubist Pharmaceuticals, Inc.

WITNESS:------------------------         By: -------------------------
                                         Name: -----------------------
                                         Title:-----------------------



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